Share-based Compensation And Incentive Plans	12 Months Ended
Dec. 31, 2017
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Share-based Compensation and Incentive Plans
Share-based Compensation and Incentive Plans

Stock Plans

In 2017, 2016 and 2015 share-based compensation awards were granted to employees under KBR share-based compensation plans.

KBR Stock and Incentive Plan (Amended May 2016)

In November 2006, KBR established the KBR Stock and Incentive Plan ("KBR Stock Plan"), which provides for the grant of any or all of the following types of share-based compensation listed below:

•	stock options, including incentive stock options and nonqualified stock options;

•	stock appreciation rights, in tandem with stock options or freestanding;

•	restricted stock;

•	restricted stock units;

•	cash performance awards; and

•	stock value equivalent awards.

In May 2012, the KBR Stock Plan was amended to add 2 million shares of our common stock available for issuance under the KBR Stock Plan and increase certain sublimits.

In May 2016, the KBR Stock Plan was further amended to add 4.4 million shares of our common stock available for issuance under the KBR Stock Plan. Additionally, this amendment increased the sublimit under the Stock Plan in the form of restricted stock awards, restricted stock unit awards, stock value equivalent awards, or pursuant to performance awards denominated in common stock by 4.4 million. Under the terms of the KBR Stock Plan, 16.4 million shares of common stock have been reserved for issuance to employees and non-employee directors. The plan specifies that no more than 9.9 million shares can be awarded as restricted stock, restricted stock units, stock value equivalents, or pursuant to performance awards denominated in common stock.

At December 31, 2017, approximately 6.5 million shares were available for future grants under the KBR Stock Plan, of which approximately 3.9 million shares remained available for restricted stock awards or restricted stock unit awards.

KBR Stock Options

Under the KBR Stock Plan, stock options are granted with an exercise price not less than the fair market value of the common stock on the date of the grant and a term no greater than 10 years. The term and vesting periods are established at the discretion of the Compensation Committee at the time of each grant. We amortize the fair value of the stock options over the vesting period on a straight-line basis. Options are granted from shares authorized by our Board of Directors.

The total number of stock options granted and the assumptions used to determine the fair value of granted options in 2015 were as follows:

Year ending
December 31,
KBR stock options assumptions summary	2015
Granted stock options (shares in millions)	1.1
Weighted average expected term (in years)	5.5
Weighted average grant-date fair value per share	$4.91

There were no stock options granted in 2017 or 2016

	Year ending December 31,
KBR stock options range assumptions summary	2015
	Range
	Start	End
Expected volatility range	33.92%	39.65%
Expected dividend yield range	1.15%	2.13%
Risk-free interest rate range	1.46%	2.12%

For KBR stock options granted in 2015, the fair value of options at the date of grant was estimated using the Black-Scholes-Merton option pricing model. The expected volatility of KBR options granted in each year is based upon a blended rate that uses the historical and implied volatility of common stock for KBR. The expected term of KBR options granted was based on KBR's historical experience. The estimated dividend yield is based upon KBR’s annualized dividend rate divided by the market price of KBR’s stock on the option grant date. The risk-free interest rate is based upon the yield of U.S. government issued treasury bills or notes on the option grant date.

The following table presents stock options granted, exercised, forfeited and expired under KBR share-based compensation plans for the year ended December 31, 2017.

KBR stock options activity summary	Number of Shares	Weighted Average Exercise Price per Share	Weighted Average Remaining Contractual Term (years)	Aggregate Intrinsic Value (in millions)
Outstanding at December 31, 2016	2,735,606	$23.81	5.89	$2.40
Granted	—	—
Exercised	(82,256)	13.46
Forfeited	(42,110)	16.99
Expired	(260,240)	26.27
Outstanding at December 31, 2017	2,351,000	$23.99	4.87	$4.60
Exercisable at December 31, 2017	2,115,951	$24.81	4.61	$3.80

The total intrinsic values of options exercised for the years ended December 31, 2017, 2016 and 2015 were $0.4 million, $0.1 million and $0.3 million, respectively. As of December 31, 2017, there was no unrecognized compensation cost, net of estimated forfeitures, related to non-vested KBR stock options. Stock option compensation expense was $1 million in 2017, $3 million in 2016 and $5 million in 2015.  Total income tax benefit recognized in net income for share-based compensation arrangements was $0 million in 2017, $1 million in 2016 and $2 million in 2015.

KBR Restricted stock

Restricted shares issued under the KBR Stock Plan are restricted as to sale or disposition. These restrictions lapse periodically over a period of time not exceeding 10 years. Restrictions may also lapse for early retirement and other conditions in accordance with our established policies. Upon termination of employment, shares on which restrictions have not lapsed must be returned to us, resulting in restricted stock forfeitures. The fair market value of the stock on the date of grant is amortized and ratably charged to income over the period during which the restrictions lapse on a straight-line basis. For awards with performance conditions, an evaluation is made each quarter as to the likelihood of meeting the performance criteria. Share-based compensation is then adjusted to reflect the number of shares expected to vest and the cumulative vesting period met to date.

The following table presents the restricted stock awards and restricted stock units granted, vested and forfeited during 2017 under the KBR Stock Plan.

Restricted stock activity summary	Number of Shares	Weighted Average Grant-Date Fair Value per Share
Nonvested shares at December 31, 2016	1,234,518	$16.75
Granted	740,320	15.11
Vested	(635,364)	18.03
Forfeited	(154,640)	15.91
Nonvested shares at December 31, 2017	1,184,834	$15.15

The weighted average grant-date fair value per share of restricted KBR shares granted to employees during 2017, 2016 and 2015 was $15.11, $13.94 and $16.66, respectively. Restricted stock compensation expense was $11 million for 2017, $15 million for 2016 and $13 million for 2015.  Total income tax benefit recognized in net income for share-based compensation arrangements during 2017, 2016 and 2015 was $4 million, $5 million, and $5 million, respectively. As of December 31, 2017, there was $11 million of unrecognized compensation cost, net of estimated forfeitures, related to KBR’s non-vested restricted stock and restricted stock units, which is expected to be recognized over a weighted average period of 1.80 years. The total fair value of shares vested was $10 million in 2017, $11 million in 2016 and $9 million in 2015 based on the weighted-average fair value on the vesting date. The total fair value of shares vested was $11 million in 2017, $19 million in 2016 and $14 million in 2015 based on the weighted-average fair value on the date of grant.

Share-based compensation expense

If an award is modified after the grant date, incremental compensation cost is recognized immediately as of the modification. Share-based compensation expense consists of $3 million recorded to cost of revenues and $9 million to general and administrative expenses on our consolidated statements of operations. The benefits of tax deductions in excess of the compensation cost recognized for the options (excess tax benefits) are classified as additional paid-in-capital, and cash retained as a result of these excess tax benefits is presented in the statements of cash flows as financing cash inflows.

Share-based compensation summary table	Years ended December 31,
Dollars in millions	2017	2016	2015
Share-based compensation	$12	$18	$18
Income tax benefit recognized in net income for share-based compensation	$4	$6	$7
Incremental compensation cost	$—	$8	$2

Incremental compensation cost resulted from modifications of previously granted share-based awards which allowed certain employees to retain their awards after leaving the Company. Excess tax benefits realized from the exercise of share-based compensation awards are recognized as paid-in capital in excess of par.

KBR Cash Performance Based Award Units ("Cash Performance Awards")

Under the KBR Stock Plan, for Cash Performance Awards granted in 2017, 2016 and 2015, performance is based 50% on average Total Shareholder Return ("TSR"), as compared to the average TSR of KBR’s peers, and 50% on KBR’s Job Income Sold ("JIS"). In accordance with the provisions of ASC 718 - Compensation-Stock Compensation, the TSR portion for the performance award units are classified as liability awards and remeasured at the end of each reporting period at fair value until settlement. The fair value approach uses the Monte Carlo valuation method which analyzes the companies comprising KBR’s peer group, considering volatility, interest rate, stock beta and TSR through the grant date. The JIS calculation is based on the Company's JIS earned at a target level averaged over a three year period. The JIS portion of the Cash Performance Award is also classified as a liability award and remeasured at the end of each reporting period based on our estimate of the amount to be paid at the end of the vesting period. The cash performance award units may only be paid in cash.

Under the KBR Stock Plan, in 2017, we granted 19 million performance based award units ("Cash Performance Awards") with a three-year performance period from January 1, 2017 to December 31, 2019. In 2016, we granted 22 million Cash Performance Awards with a three-year performance period from January 1, 2016 to December 31, 2018. In 2015, we granted 22 million Cash Performance Awards with a three-year performance period from January 1, 2015 to December 31, 2017. Cash Performance Awards forfeited, net of previous plan payout, totaled 5 million units, 9 million units, and 15 million units during the years ended December 31, 2017, 2016 and 2015, respectively. At December 31, 2017, the outstanding balance for Cash Performance Awards is 47 million units. Cash Performance Awards are not considered earned until required performance conditions are met. Additionally, approval by the Compensation Committee of the Board of Directors is required before earned Cash Performance Awards are paid.

Cost for the Cash Performance Awards is accrued over the requisite service period. For the years ended December 31, 2017, 2016 and 2015, we recognized $22 million, $5 million and $3 million, respectively, in expense for Cash Performance Awards. The expense associated with these Cash Performance Awards is included in cost of services and general and administrative expense in our consolidated statements of operations. The liability for Cash Performance Awards includes $17 million recorded within "Accrued salaries, wages and benefits" and $15 million recorded within "Employee compensation and benefits" on our consolidated balance sheets as of December 31, 2017. The liability for Cash Performance Awards was $9 million as of December 31, 2016 and was recorded in "Employee compensation and benefits" on our consolidated balance sheets.

KBR Employee Stock Purchase Plan (“ESPP”)

Under the ESPP, eligible employees may withhold up to 10% of their earnings, subject to some limitations, to purchase shares of KBR’s common stock. Unless KBR’s Board of Directors determines otherwise, each six-month offering period commences at the beginning of February and August of each year. Employees who participate in the ESPP will receive a 5% discount on the stock price at the end of each period. During 2017 and 2016, our employees purchased approximately 173,000 and 190,000 shares, respectively, through the ESPP. These shares were issued from our treasury share account.